UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2016 (February 5, 2016)

TAL INTERNATIONAL GROUP, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-126317	20-1796526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manhattanville Road
Purchase, New York 10577-2135
(Address of Principal Executive Offices, including Zip Code)

Telephone: (914) 251-9000
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
In connection with the proposed combination of TAL International Group, Inc. (“TAL”) and Triton Container International Limited (“Triton”), Triton International Limited (“Holdco”) on February 5, 2016, has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4/A (“S-4/A”), which includes a preliminary proxy statement of TAL and a preliminary prospectus of Holdco. The information contained in the S-4/A is subject, in its entirety, to completion and amendment as described within the document. The S-4/A has not yet been declared effective.
As previously announced on November 9, 2015, the transaction is subject to TAL stockholder approval and customary closing conditions. The transaction is expected to be completed in the first half of 2016. For additional information about the transaction, please see the S-4/A.
The S-4/A is available through the SEC’s EDGAR system, and may be accessed at: http://www.sec.gov/Archives/edgar/data/1660734/000157104916011536/t1503025-s4a.htm.
Important Information for Investors and Stockholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed combination of TAL and Triton, Holdco has filed with the SEC a registration statement on S-4/A, which includes a preliminary proxy statement/prospectus of Holdco. Holdco and TAL also plan to file other documents with the SEC regarding the proposed merger. After the registration statement on S-4/A has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of TAL. INVESTORS AND SECURITY HOLDERS OF TAL ARE URGED TO READ THE S-4/A (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION. Investors and stockholders will be able to obtain free copies of the S-4/A and other documents containing important information about Holdco and TAL, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov/.
Participants in the Solicitation

TAL, Triton, Holdco and their respective directors and certain executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of TAL in connection with the proposed transaction. Information about the directors and executive officers of TAL is set forth in TAL’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on March 19, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the S-4/A and will be contained in other relevant materials to be filed with the SEC when they become available.
Forward-Looking Statements and Cautionary Statements
Certain statements included in this report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the proposed transaction between Triton and TAL, the estimated or anticipated future results and benefits of Triton and TAL following the transaction, including estimated synergies, the likelihood and ability of the parties to successfully close the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Triton and TAL management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Triton’s and TAL’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Triton and TAL operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Triton and TAL operate; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Triton’s or TAL’s management team; the ability of the parties to successfully close the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Triton and TAL; uncertainty as to the long-term value of Triton International common shares; the expected amount and timing of cost savings and operating synergies; failure to receive the approval of the stockholders of Triton and TAL for the transaction, and those discussed in TAL’s Annual Report on Form 10-K for the year ended December 31, 2014 under the heading “Risk Factors,” as updated from time to time by TAL’s Quarterly Reports on Form 10-Q and other documents of TAL on file with the Securities and Exchange Commission (“SEC”) or in the registration statement on Form S-4/A that was filed with the SEC by Holdco. There may be additional risks that neither Triton nor TAL does not presently know or that Triton and TAL currently believe are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Triton’s and TAL’s expectations, plans or forecasts of future events and views as of the date of this report. Triton and TAL anticipate that subsequent events and developments will cause Triton’s and TAL’s assessments to change. However, while Triton and TAL may elect to update these forward-looking statements at some point in the future, Triton and TAL specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Triton’s and TAL’s assessments as of any date subsequent to the date of this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAL International Group, Inc.

Dated: February 9, 2016	By:	/s/ John Burns
		Name:	John Burns
		Title:	Senior Vice President and Chief Financial Officer